EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alternate Energy Corporation (the "Company"), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the quarter ended June 30, 2007 (the “Form 10-QSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007	By: /s/ Blaine Froats
Name: Blaine Froats
Title: Chief Executive Officer

Date: August 14, 2007	By: /s/ Jack Wasserman
Name: Jack Wasserman
Title: Treasurer and Principal Accounting Officer

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